UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2020
________________________________________________________________________________________________________________
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.000% Notes due 2023	MO23A	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 26, 2020, the Compensation and Talent Development Committee of the Board of Directors (“Compensation Committee”) of Altria Group, Inc. (“Altria”) made compensation decisions described below for Howard A. Willard III, Altria’s Chairman and Chief Executive Officer.

2019 Annual Incentive Plan Award	$0
2017-2019 Long-Term Incentive Plan (“LTIP”) Award	$3,478,600
2020 Restricted Stock Unit (“RSU”) Award	88,017 shares
2020 Performance Stock Unit (“PSU”) Award	58,221 shares(1)
2020 Base Salary	$1,250,000
(1) Represents the target number of shares of Altria common stock Mr. Willard may receive; actual number of shares delivered at the end of the performance period can range from 0% to 130% of target based on company performance against specified measures.
In determining Mr. Willard’s awards under the 2019 Annual Incentive Plan and the 2017-2019 LTIP, the Compensation Committee considered the significant impact that Altria’s 2018 minority investment in JUUL Labs, Inc. has had on shareholder value.  As a result, the Compensation Committee concluded that Mr. Willard should not receive an award under the Annual Incentive Plan for 2019.  For the 2017-2019 LTIP, after determining and adjusting for an 85% business performance rating, the Compensation Committee determined individual performance factors for Mr. Willard of 100% for the portion of the LTIP award covering 2017 and 50% for the portion of the LTIP award covering each of 2018 and 2019.  The Compensation Committee did not increase Mr. Willard’s 2020 base salary, which has remained unchanged since he became Chairman and Chief Executive Officer in 2018.

In determining Mr. Willard’s 2020 RSU award, which will vest three years after the date of the award, and 2020 PSU award, which will cover the 2020-2022 performance period and vest three years after the date of the award, the Compensation Committee considered Mr. Willard’s solid leadership of Altria’s Board of Directors (“Board”), executive team and employees during a challenging 2019, as well as his progress in building a portfolio strategy across tobacco categories.  The equity awards reflect the Board’s confidence in Mr. Willard’s leadership as Altria pursues its portfolio strategy into the future and are intended to further focus Mr. Willard on increasing long-term shareholder value.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and
Associate General Counsel

DATE:    February 28, 2020

3